UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

FREESCALE SEMICONDUCTOR, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35184	98-0522138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of principal executive offices) (Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

NXP Semiconductors N.V. (“NXP”) and Freescale Semiconductor, Ltd. (the “Company”) intend to file a joint voluntary notice with the Committee on Foreign Investment in the United States (“CFIUS”) in connection with the acquisition of the Company by NXP pursuant to the Agreement and Plan of Merger, dated March 1, 2015, by and among NXP, the Company and Nimble Acquisition Limited, a wholly-owned, indirect subsidiary of NXP (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Freescale Merger”), with the Company surviving the merger as a wholly-owned indirect subsidiary of NXP. In addition, NXP and Jianguang Asset Management Co. Ltd. (“JAC”) intend to file a joint voluntary notice pursuant to the agreement, dated May 28, 2015, between NXP and JAC to facilitate a sale of NXP’s RF Power business to JAC (the “RF Power Sale”). The initial review period will be 30 days from the acceptance of each filing, which period may be extended by CFIUS for an additional 45-day investigation period. Each transaction will be reviewed separately by CFIUS. At the close of its review of each of the Freescale Merger and the RF Power Sale, CFIUS may (i) determine that neither transaction is covered under Section 721 of Title VII of the Defense Production Act of 1950, as amended by the Foreign Investment and National Security Act of 2007, P.L. 110-49, 121 Stat. 246 (codified at 50 U.S.C. App. § 2170) and the Department of the Treasury’s Regulations Pertaining to Mergers, Acquisitions, and Takeovers by Foreign Persons, codified at 31 C.F.R. Part 800 et seq., as amended; (ii) decline to take any action relative to such transaction; (iii) impose mitigation terms to resolve any national security concerns with such transaction; or (iv) send a report to the President of the United States recommending that such transaction be suspended or prohibited or notifying the President of the United States that CFIUS cannot agree on a recommendation relative to such transaction. The President of the United States then has 15 days to decide whether to block the transaction or to take other action.

The parties do not currently anticipate any obstacles to obtaining CFIUS clearance with respect to the Freescale Merger or the RF Power Sale. There is no certainty, however, that a CFIUS challenge to the Freescale Merger and/or the RF Power Sale will not be made or that CFIUS clearance will be obtained or that CFIUS clearance would not be conditioned upon actions that would be materially adverse to NXP, the Company or JAC. The closing of the RF Power Sale is subject to CFIUS clearance. The parties continue to expect both the Freescale Merger and the RF Power Sale to close within the second half of 2015.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between the Company and NXP pursuant to a merger. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of NXP following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of each of the Company and NXP may not be obtained; (2) there may be a material adverse change of the Company or the business of the Company may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the timing or outcome of pending or future legal proceedings may be difficult to predict; (5) there may be difficulties and delays in achieving synergies and cost savings; and (6) other risk factors as detailed from time to time in the Company’s and NXP’s reports filed with the

Securities and Exchange Commission (“SEC”), including the definitive proxy statement/prospectus filed with the SEC by NXP on June 1, 2015, the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and Quarterly Report on Form 10-Q for the quarterly period ended April 3, 2015, which are available on the SEC’s Website (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Neither the Company nor NXP undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

On June 1, 2015, NXP filed with the SEC a Registration Statement on Form F-4, which includes a definitive proxy statement of the Company and a definitive prospectus of NXP. The Registration Statement has been declared effective by the SEC and the definitive joint proxy statement/prospectus was delivered to shareholders of NXP and the Company on or about June 2, 2015. INVESTORS ARE URGED TO READ THE DEFINITIVE PROSPECTUS/PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain the definitive prospectus/proxy statement, as well as other filings containing information about the Company and NXP, free of charge, from the SEC’s Website (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.investors.freescale.com) under the link “Investors Relations” and then under the tab “SEC Filings,” or by directing a request to Freescale Semiconductor, Ltd., 6501 William Cannon Drive West, MD OE62, Austin, Texas 78735, Attention: Secretary. Investors may also obtain NXP’s SEC filings in connection with the transaction, free of charge, on NXP’s Investor Relations internet website at http://www.nxp.com/investor or by contacting NXP’s Investor Relations Contact by phone at 1-408-518-5411.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of the Company and NXP and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding the Company’s directors and executive officers and a description of their interests in the acquisition is set forth in the definitive proxy statement/prospectus filed with the SEC by NXP on June 1, 2015, and additional information regarding the Company’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 6, 2015, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 16, 2015. Information regarding the directors and executive officers of NXP is set forth in its Annual Report on Form 20-F for the year ended December 31, 2014, which was filed with the SEC on March 6, 2015. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, LTD.

Dated: June 22, 2015	By:	/s/ Dathan C. Voelter
		Name:	Dathan C. Voelter
		Title:	Assistant Secretary

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